EXHIBIT 31.1

CERTIFICATION OF CEO PURSUANT TO
SECURITIES EXCHANGE ACT RULES 13A-14 AND 15D-14

AS ADOPTED PURSUANT TO
SECTION 302 OF THE SARBANES-OXLEY ACT OF 2002

I, Michael Wilhelm, certify:

1. I have reviewed this annual report on Form 10-KSB/A of IR BioSciences Holdings, Inc.

2. Based on my knowledge, this annual report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this annual report.

IR BIOSCIENCES HOLDINGS, INC.

Date: May 8, 2007	By:	/s/ Michael K. Wilhelm
Michael K. Wilhelm
President and Chief Executive Officer